                                                                   EXHIBIT 10.30

                            RIGHT OF FIRST REFUSAL

         This RIGHT OF FIRST REFUSAL (the "Agreement") dated as of December 1, 1995, is made and entered into by and between NHP-HDV Four, Inc., NHP-HDV Five, Inc., NHP-HDV Six, Inc., NHP-HDV Seven, Inc. and NHP-HDV Eight, Inc., all Delaware corporations (hereinafter collectively referred to as "Holders") and NHP INCORPORATED, a Delaware corporation (hereinafter referred to as "NHPI").

                                   RECITALS:

        A. Holders are the holders of the general partner interests ("Partnership Interests") and stock ("Stock") of the general partners of the limited partnerships set forth on Exhibit A beside the name of the applicable Holder, each of which limited partnership is the owner of a real estate project (the "Properties"), set forth on Exhibit B attached hereto and incorporated herein by reference.

        B. NHP Management Company ("NHPMC"), a wholly-owned subsidiary of NHPI, is the property manager of each of the Properties (hereinafter referred to as the "Management Rights").

        C. NHPMC is in the business of property management and wishes to retain the Management Rights in the event that any or all of the Holders sell or otherwise convey the Stock, Partnership Interests or the Properties.

        D. Subject to, and upon the terms and conditions set forth in this Agreement, NHPI has requested and Holders have agreed to grant to NHPI a right of first refusal with respect to the Stock, the Partnership Interests and the Properties.

                                   AGREEMENT:

        NOW, THEREFORE, for and in consideration of the above-recited premises, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged and confessed, the parties hereto do hereby covenant and agree as follows:

        1. Subsequent Transfers by Holders. In the event any Holder elects to sell any of the Stock or Partnership Interests or to dispose of any of the Properties (a "Disposition"), such Holder shall provide NHPI with written notice of such election. NHPI shall then have the option during the thirty (30)-day period following receipt of such notice, to acquire the Stock, Partnership Interests or the Properties identified in said notice, at no cost. In the event NHPI does not exercise the heretofore described option, such Holder may sell any or all of the Stock, Partnership Interests or dispose of any or all of the Properties, subject to the following: Each Holder covenants and agrees (which agreement shall survive the Closing) to pay to NHPI (i) for each of the Stock, Partnership Interests or Properties sold, where such sale results in NHPI or any of its subsidiaries losing the right to manage the subject Property, a one-time termination fee equal to the lesser of (x) two hundred percent (200%) of the total amount of fee income earned by NHPI and any of its susidiaries during the twelve-month period ending on the last day of the month prior to the month in which a Disposition occurs; or (y) the Holder's share of





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
the sales proceeds; and (ii) the sum of $8,000 per annum for each of the Properties, the Stock or Partnership Interests so disposed; provided, however, no payment shall be due under this Paragraph 1 in the event NHPI or any of its subsidiaries is terminated as management agent for such Property for cause.

        2. Representations and Warranties of NHPI. The NHPI hereby represents and warrants to Holders that:

                 (a) NHPI is a Delaware corporation duly organized, validly existing and in good standing under the laws of the state of Delaware;

                 (b) NHPI has full power, authority and legal right to execute and deliver this Agreement, has and will have full power, authority and legal right to perform and observe its provisions and this Agreement is valid, binding and enforceable against NHPI in accordance with its terms.

         3. Representations and Warranties of Holders. Each Holder represents and warrants to NHPI that:

                 (a) Each Holder is a Delaware corporation duly organized, validly existing and in good standing under the laws of the Delaware;

                 (b) Each Holder has full power, authority and legal right to execute and deliver this Agreement and to perform and observe its provisions and this Agreement when executed and delivered by NHPI and Holders will be valid, binding and enforceable against Holders in accordance with its terms.

         4. Remedies. If either party defaults hereunder, the non-defaulting party may sue the defaulting party for damages.

         5. Notices. Unless otherwise specifically provided herein, any notice or communication required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been given upon the earlier to occur of (i) actual receipt or refusal by the addressee thereof whether by hand, courier or telecopier, or (ii) three (3) business days after deposit in the mails, postage prepaid, registered or certified mail, return receipt requested, addressed as provided below. In addition, each party shall give a copy of any such notice promptly to any attorney or other person designated in writing from time to time by the other party for the receipt of copies.

If to NHPI:               NHP Incorporated
----------                1225 Eye Street
                          Suite 601
                          Washington, D.C.  20005
                          Attention:  General Counsel






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

If to any Holder:         1225 Eye Street
----------------          Suite 601
                          Washington, D.C.  20005
                          Attention:  General Counsel


         6. Time for Performance. If the final day of any period herein falls on a Saturday, Sunday, or District of Columbia or United States legal holiday, then the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

         7. Integration. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the specific matters agreed to herein and the parties hereto acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this Agreement or with respect to the obligations of the parties hereto under this Agreement, except those specifically set forth in this Agreement.

         8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the District of Columbia, and each of the parties hereto hereby consents to the jurisdiction of and venue in any federal or state court of competent jurisdiction located in the District of Columbia.

         9. Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plurals of such nouns or pronouns and pronouns of one gender shall be deemed to include the equivalent pronouns of the other gender.

         10. Captions. The captions and headings used herein are for convenience only and do not in any way limit or modify the provisions of this Agreement.

         11. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original hereof and all of which taken together shall constitute one and the same agreement.

         12. Enforceability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity and enforceability of the remaining provisions shall not be affected thereby.





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
         EXECUTED effective as of the date first written above.

                                        NHP INCORPORATED,
                                        a Delaware corporation


                                         By:
                                                  ------------------------------
                                                  Joel F. Bonder
                                                  Senior Vice President


                                         HOLDERS:
                                         -------

                                         NHP-HDV Four, Inc.
                                         NHP-HDV Five, Inc.
                                         NHP-HDV Six, Inc.
                                         NHP-HDV Seven, Inc.
                                         NHP-HDV Eight, Inc.
                                         (all Delaware corporations)



                                         By:
                                                  ------------------------------
                                                  Joel F. Bonder
                                                  Senior Vice President





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
                                   EXHIBIT A


                             PARTNERSHIP INTERESTS


ENTITY                                PARTNERSHIP
------                                -----------
NHP-HDV Four, Inc.                    Barrington Oaks Apartment Associates
                                      Chateau Gardens
                                      Club Apartment Associates
                                      Countrybrook Associates
                                      Country Villa Associates
                                      Kemar Townhouse Associates

NHP-HDV Five, Inc.                    Hunter's Run Partners, Ltd.

NHP-HDV Six, Inc.                     Grandland Realty Associates
                                      Heritage Village Limited Partnership
                                      Orlando-Lake Conway Limited Partnership
                                      Lakeland East Limited Partnership
                                      Plantation Partners, Ltd.

NHP-HDV Seven, Inc.                   Martin Manor Realty Associates

NHP-HDV Eight, Inc.                   Cross Creek Limited Partnership





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
                                   EXHIBIT B


PARTNERSHIP                                    PROPERTY
-----------                                    --------
Barrington Oaks Apartment Associates           Barrington Oaks Apartments

Chateau Gardens                                Chateau Gardens Apartments

Club Apartment Associates                      Club Apartments

Countrybrook Associates                        Countrybrook Apartments

Country Villa Associates                       Country Villa Apartments

Kemar Townhouse Associates                     Kemar Townhouses

Hunter's Run Partners, Ltd.                    Hunter's Run Apartments

Grandland Realty Associates                    Tall Tree Apartments

Heritage Village Limited Partnership           Heritage Village Apartments

Orlando-Lake Conway Limited Partnership        Lake Conway Woods Apartments

Lakeland East Limited Partnership              Lakeland East Apartments

Plantation Partners, Ltd.                      The Plantation

Martin Manor Realty Associates                 Martin Manor East Apartments

Cross Creek Limited Partnership                Cross Creek Apartments





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